HERE CONFIDENTIAL 10.16.72++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

THIRD AMENDMENT TO TERRITORY LICENSE NO. 14 ([*****] Fees)
This Third Amendment (“Third Amendment”) to the Territory License No. 14, effective December 1, 2002 (“TL 14”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of September 25, 2020 (“Amendment Effective Date”). The Agreement and TL 14, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Third Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this Third Amendment as follows:

1.Exhibit A (Pricing). Exhibit A of TL 14 is hereby deleted in its entirety and replaced with the amended Exhibit A, attached hereto.
2.Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/ Adil Musabji        By:    /s/ Steve Debenham
Name:    Adil Musabji        Name:    Steve Debenham
Title:    Senior Patent Attorney        Title:    V.P., General Counsel
Date:    November 13, 2020 | 7:26 AM PST        Date:    11/17/2020

HERE NORTH AMERICA, LLC
By:    /s/ Simon Anolick
Name:    Simon Anolick
Title:    _Director Legal Counsel_________________
Date: __November 13, 2020 | 7:29 AM PST_______

TL 14_AM2_SYNC4_071420

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

HERE CONFIDENTIAL 10.16.72++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

EXHIBIT A PRICING
I.    License Fees per Copy .
Client shall pay HERE the License Fee per Copy in connection with Route Guidance Applications set forth in the applicable table below for each Copy of the Data distributed hereunder containing all or any portion of the Data identified in Section II.B of this TL.

2020 CY, North America Only
Map type	Embedded Map w/ connectivity for trial period	Embedded Map w/ connectivity for trial period	Embedded Map w/ connectivity for trial + subscription	Embedded Map w/ connectivity
Period	Price for [*****] Trial w/ no map features when trial ends	Price for [*****] Trial w/ map viewer features when trial ends	Price for [*****] Trial w/ additional [*****] of map service via subscription OR subsequent annual renewals	Embedded Map with quarterly updates
Embedded Map only, No MapCare	$[*****]	$[*****]	$[*****]	N/A
[*****] subscription MapCare	N/A	N/A	N/A	$[*****]
[*****] subscription MapCare [*****]	N/A	N/A	N/A	$[*****]
[*****] subscription MapCare [*****] following expiration of initial subscription period	N/A	N/A	N/A	$[*****]

Embedded Map w/ connectivity for trial period: Price for [*****] Trial w/ map viewer features when trial ends:
•The system will be enabled with its entire navigation features for the [*****] trial period.  At the end of the trial period only map viewer capability will be allowed, ie: no search, no routing, nor other functions will be allowed. No map updates will be provided during the map viewer period.

Embedded Map w/ connectivity for trial + subscription: Price for [*****] Trial w/ additional [*****] of map service via subscription:
•The system will be enabled with its entire navigation features for the [*****] trial period and a following [*****] subscription period.  At the end of the [*****] subscription period only map viewer capability will be allowed, ie: no search, no routing, nor other functions will be allowed

TL 14_AM2_SYNC4_071420

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

HERE CONFIDENTIAL 10.16.72++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
unless the end user renews their subscription. [*****] map updates will be provided during the [*****] subscription period and any subsequent renewal period. No map updates will be provided during the map viewer period.

Embedded Map w/ connectivity:
•The system will be enabled with its entire navigation features with [*****]. [*****] map updates will be provided during the MapCare subscription period.

Additional Terms

•HERE shall provide Client with a [*****] annual productivity discount starting from [*****]
•All prices are [*****]
•Incremental uplift associated [*****] functionality is to be applied on an optional [*****] basis.
•Initial License Fee pricing is for HERE license fees only and does not include any third-party content or royalty fees.
•The pricing contained herein is for HERE Maps being used for the target [*****].
•Incremental uplift associated [*****] functionality is to be applied on an optional [*****] basis.
•Initial License Fee pricing includes map license fee for applicable map updates (i.e. MapCare) for the contracted duration of up to [*****].
•Following the initial term, [*****] are not provided and [*****] are available only upon payment of a separate and optional fee. Distribution of [*****] is a separate and optional fee.
•[*****] rights are transferrable upon vehicle sale.
•Availability of content may vary country to country. Not all content may be available in all countries.

TL 14_AM2_SYNC4_071420

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.